UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

5/2/2025
Date of Report (date of earliest event reported)
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APi Group Corporation
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39275 (Commission File Number)	98-1510303 (I.R.S. Employer Identification Number)
1100 Old Highway 8 NW New Brighton, MN 55112
(Address of principal executive offices and zip code)
(651) 636-4320
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	APG	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events
APi Group Corporation (the “Company”) is filing this Current Report on Form 8-K (this “Form 8-K”) solely to present recasted reportable segment financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, originally filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2025 (the “2024 Form 10-K”), to reflect changes in the composition of reportable segments implemented during the first quarter of 2025, as described in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2025. The information in this Form 8-K is not an amendment to or restatement of the 2024 Form 10-K.
The rules of the SEC require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the change noted below, a new registration, proxy or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect these types of changes. Accordingly, the Company is filing this Form 8-K to recast its consolidated financial statements for the year ended December 31, 2024, to reflect the changes in reportable segments as described below. The changes do not represent a restatement of previously issued financial statements.

As previously disclosed in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 1, 2025, as of January 1, 2025, the Company realigned its segments, moving the Heating, Ventilation, and Air Conditioning (“HVAC”) business from the Safety Services reportable segment to the Specialty Services reportable segment.

In accordance with Generally Accepted Accounting Principles, the Company is recasting prior period information presented in the 2024 Form 10-K. Included within Exhibit 99.1 to this Form 8-K and incorporated herein are the following items from the 2024 Form 10-K, each recast to reflect the impact of the Company’s change in reportable segments on the Company’s consolidated financial information and certain related disclosures:
a.Part I, Item 1 – Business
b.Part II, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations
c.Part II, Item 8 – Financial Statements and Supplementary Data

Finally, the Company is filing with this Form 8-K the Report of Independent Registered Public Accounting Firm on the Company’s consolidated financial statements for the year ended December 31, 2024, which is unchanged from the 2024 Form 10-K, other than the dual date to reflect the recast of those financial statements to reflect the Company’s change in reportable segments which occurred subsequent to December 31, 2024.

This Form 8-K does not revise or update any section or subsection of the 2024 Form 10-K other than as expressly noted above. Moreover, in order to preserve the nature and character of the disclosures set forth in such items as originally filed in the 2024 Form 10-K, no attempt has been made in this Form 8-K, and it should not be read, to modify or update disclosures as presented in the 2024 Form 10-K to reflect events or occurrences after the date of the filing of the 2024 Form 10-K, except for matters relating specifically to the recasting of the presentation described above and filed as part of Exhibit 99.1 to this Form 8-K. Without limiting the foregoing disclaimer, this Form 8-K does not purport to update the 2024 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management as of the filing of this Form 8-K.

Therefore, this Form 8-K (including Exhibit 99.1) should be read in conjunction with the 2024 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the 2024 Form 10-K, including, without limitation, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025.

Item 9.01 - Financial Statements and Exhibits
(d): The following exhibits are being filed herewith:

Exhibit No.	Description
23.1	Consent of KPMG LLP
99.1	Excerpts from the Company's Annual Report on Form 10-K for the year ended December 31, 2024, reflecting revisions to Part I, Item 1; Part II, Item 7; and Part II, Item 8
101	Interactive data file (Inline XBRL) (filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APi Group Corporation

Date: May 2, 2025	By:	/s/ Glenn David Jackola
	Name:	Glenn David Jackola
	Title:	Chief Financial Officer